Exhibit 24

CINTAS CORPORATION

REGISTRATION STATEMENT ON FORM S-3

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each of the undersigned directors and officers of Cintas Corporation, a Washington corporation (the “Registrant”), does hereby constitute and appoint Scott D. Farmer, Robert J. Kohlhepp, William C. Gale and J. Michael Hansen, and each of them, as the true and lawful attorneys-in-fact or attorney-in-fact for each of the undersigned, with full power of substitution and resubstitution, and in the name, place and stead of each of the undersigned, to execute and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-3 relating to the registration of the Registrant’s guarantees of the debt securities of Cintas Corporation No. 2, a Nevada corporation, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary, appropriate or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Executed as of this 24th day of July, 2012.

/s/ Scott D. Farmer	/s/ William C. Gale
Scott D. Farmer	William C. Gale
Chief Executive Officer and Director	Senior Vice President and Chief Financial Officer
(Principal Executive Officer)	(Principal Financial Officer and Principal Accounting Officer)

/s/ Richard T. Farmer	/s/ Robert J. Kohlepp
Richard T. Farmer	Robert J. Kohlhepp
Chairman Emeritus of the Board of Directors	Chairman of the Board of Directors

/s/ Gerald S. Adolph	/s/ John F. Barrett
Gerald S. Adolph	John F. Barrett
Director	Director

/s/ Melanie W. Barstad	/s/ James J. Johnson
Melanie W. Barstad	James J. Johnson
Director	Director

/s/ David C. Phillips	/s/ Joseph M. Scaminace
David C. Phillips	Joseph M. Scaminace
Director	Director

/s/ Ronald W. Tysoe
Ronald W. Tysoe
Director

CINTAS CORPORATION NO. 2

REGISTRATION STATEMENT ON FORM S-3

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each of the undersigned directors and officers Cintas Corporation No. 2, a Nevada corporation (the “Registrant”), does hereby constitute and appoint Scott D. Farmer, Robert J. Kohlhepp, William C. Gale and J. Michael Hansen, and each of them, as the true and lawful attorneys-in-fact or attorney-in-fact for each of the undersigned, with full power of substitution and resubstitution, and in the name, place and stead of each of the undersigned, to execute and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-3 relating to the registration of the Registrant’s debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary, appropriate or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Executed as of this 25th day of July, 2012.

/s/ Scott D. Farmer	/s/ William C. Gale
Scott D. Farmer	William C. Gale
Chief Executive Officer and Director	Senior Vice President and Chief Financial Officer
(Principal Executive Officer)	(Principal Financial Officer and Principal Accounting Officer)

/s/ Robert J. Kohlhepp	/s/ Thomas E. Frooman
Robert J. Kohlhepp	Thomas E. Frooman
Director	Director

/s/ Joseph D. Thomas
Joseph D. Thomas
Director

CINTAS CORPORATION NO. 3

REGISTRATION STATEMENT ON FORM S-3

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each of the undersigned directors and officers of Cintas Corporation No. 3, a Nevada corporation (the “Registrant”), does hereby constitute and appoint Scott D. Farmer, Robert J. Kohlhepp, William C. Gale and J. Michael Hansen, and each of them, as the true and lawful attorneys-in-fact or attorney-in-fact for each of the undersigned, with full power of substitution and resubstitution, and in the name, place and stead of each of the undersigned, to execute and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-3 relating to the registration of the Registrant’s guarantees of the debt securities of Cintas Corporation No. 2, a Nevada corporation, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary, appropriate or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Executed as of this 25th day of July, 2012.

/s/ Scott D. Farmer	/s/ William C. Gale
Scott D. Farmer	William C. Gale
Chief Executive Officer and Director	Senior Vice President and Chief Financial Officer
(Principal Executive Officer)	(Principal Financial Officer and Principal Accounting Officer)

/s/ Robert J. Kohlhepp	/s/ Thomas E. Frooman
Robert J. Kohlhepp	Thomas E. Frooman
Director	Director

/s/ Joseph D. Thomas
Joseph D. Thomas
Director

CINTAS CORP. NO. 8, INC.

REGISTRATION STATEMENT ON FORM S-3

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each of the undersigned directors and officers of Cintas Corp. No. 8, Inc., a Nevada corporation (the “Registrant”), does hereby constitute and appoint Scott D. Farmer, Robert J. Kohlhepp, William C. Gale and J. Michael Hansen, and each of them, as the true and lawful attorneys-in-fact or attorney-in-fact for each of the undersigned, with full power of substitution and resubstitution, and in the name, place and stead of each of the undersigned, to execute and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-3 relating to the registration of the Registrant’s guarantees of the debt securities of Cintas Corporation No. 2, a Nevada corporation, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary, appropriate or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Executed as of this 25th day of July, 2012.

/s/ Scott D. Farmer	/s/ William C. Gale
Scott D. Farmer	William C. Gale
Chief Executive Officer and Director	Senior Vice President and Chief Financial Officer
(Principal Executive Officer)	(Principal Financial Officer and Principal Accounting Officer)

/s/ Robert J. Kohlhepp	/s/ Thomas E. Frooman
Robert J. Kohlhepp	Thomas E. Frooman
Director	Director

/s/ Joseph D. Thomas
Joseph D. Thomas
Director

CINTAS CORP. NO. 15, INC.

REGISTRATION STATEMENT ON FORM S-3

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each of the undersigned directors and officers of Cintas Corp. No. 15, Inc., a Nevada corporation (the “Registrant”), does hereby constitute and appoint Scott D. Farmer, Robert J. Kohlhepp, William C. Gale and J. Michael Hansen, and each of them, as the true and lawful attorneys-in-fact or attorney-in-fact for each of the undersigned, with full power of substitution and resubstitution, and in the name, place and stead of each of the undersigned, to execute and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-3 relating to the registration of the Registrant’s guarantees of the debt securities of Cintas Corporation No. 2, a Nevada corporation, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary, appropriate or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Executed as of this 25th day of July, 2012.

/s/ Scott D. Farmer	/s/ William C. Gale
Scott D. Farmer	William C. Gale
Chief Executive Officer and Director	Senior Vice President and Chief Financial Officer
(Principal Executive Officer)	(Principal Financial Officer and Principal Accounting Officer)

/s/ Robert J. Kohlhepp	/s/ Thomas E. Frooman
Robert J. Kohlhepp	Thomas E. Frooman
Director	Director

/s/ Joseph D. Thomas
Joseph D. Thomas
Director

CINTAS CORPORATE SERVICES, INC.

REGISTRATION STATEMENT ON FORM S-3

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each of the undersigned directors and officers of Cintas Corporate Services, Inc., an Ohio corporation (the “Registrant”), does hereby constitute and appoint Scott D. Farmer, Robert J. Kohlhepp, William C. Gale and J. Michael Hansen, and each of them, as the true and lawful attorneys-in-fact or attorney-in-fact for each of the undersigned, with full power of substitution and resubstitution, and in the name, place and stead of each of the undersigned, to execute and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-3 relating to the registration of the Registrant’s guarantees of the debt securities of Cintas Corporation No. 2, a Nevada corporation, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary, appropriate or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Executed as of this 25th day of July, 2012.

/s/ Scott D. Farmer	/s/ William C. Gale
Scott D. Farmer	William C. Gale
Chief Executive Officer and Director	Senior Vice President and Chief Financial Officer
(Principal Executive Officer)	(Principal Financial Officer and Principal Accounting Officer)

/s/ Robert J. Kohlhepp	/s/ Thomas E. Frooman
Robert J. Kohlhepp	Thomas E. Frooman
Director	Director

/s/ Joseph D. Thomas
Joseph D. Thomas
Director

CINTAS-RUS, L.P.

REGISTRATION STATEMENT ON FORM S-3

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each of the undersigned directors and officers of Cintas Corp. No. 8, Inc., a Nevada corporation, the General Partner of Cintas-RUS, L.P., a Texas limited partnership (the “Registrant”), does hereby constitute and appoint Scott D. Farmer, Robert J. Kohlhepp, William C. Gale and J. Michael Hansen, and each of them, as the true and lawful attorneys-in-fact or attorney-in-fact for each of the undersigned, with full power of substitution and resubstitution, and in the name, place and stead of each of the undersigned, to execute and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-3 relating to the registration of the Registrant’s guarantees of the debt securities of Cintas Corporation No. 2, a Nevada corporation, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary, appropriate or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Executed as of this 25th day of July, 2012.

/s/ Scott D. Farmer	/s/ William C. Gale
Scott D. Farmer	William C. Gale
Chief Executive Officer and Director	Senior Vice President and Chief Financial Officer
(Principal Executive Officer)	(Principal Financial Officer and Principal Accounting Officer)

/s/ Robert J. Kohlhepp	/s/ Thomas E. Frooman
Robert J. Kohlhepp	Thomas E. Frooman
Director	Director

/s/ Joseph D. Thomas
Joseph D. Thomas
Director